Bank indebtedness	12 Months Ended
Mar. 29, 2025
Debt Disclosure [Abstract]
Bank indebtedness
6.	Bank indebtedness:
As of March 29, 2025 and March 30, 2024 , bank indebtedness consisted solely of amounts owing under the Company’s Amended Credit Facility (defined below), which had an outstanding balance of $73.6 million ($73.8 million net of $0.2 million of deferred financing costs) and $63.4 million ($63.7 million net of $0.3 million of deferred financing costs), respectively. The Company’s Amended Credit Facility is collateralized by substantially all of the Company’s assets. The Company’s excess borrowing capacity was $15.5 million as of March 29, 2025 and $13.4 million as of March 30, 2024. The Company met its excess availability requirements throughout fiscal 2025, and as of the date of these financial statements.
The Company’s ability to fund its operations and meet its cash flow requirements is dependent upon its ability to maintain positive excess availability under its $85.0 million Amended Credit Facility with Wells Fargo Capital Finance Corporation Canada. On October 23, 2017, the Company entered into a credit facility with Wells Fargo Capital Finance Corporation Canada (“Wells Fargo”, successor to Wells Fargo Canada Corporation)
,
for a maximum amount of $
85.0 million and maturing in
October 2022
.
On December 24, 2021, the Company entered into the Amended Credit Facility with Wells Fargo. The Amended Credit Facility extended the maturity date of the Company’s pre-existing loan from October 2022 to

December 2026
and provided the Company with an option to increase the total commitments thereunder by up to $5.0 million. The Company will only have the ability to exercise this accordion option if it has the required borrowing capacity at such time. On September 6, 2024, the Company exercised the option to increase the credit facility by $5 million, bringing the credit facility to a maximum of $90 million. The Amended Credit Facility bears interest at a rate of Canadian Overnight Repo Rate Average (“CORRA”) plus a spread ranging from 1.5% - 2.0%
depending on the Company’s excess availability levels. The Company is required to maintain minimum excess availability at all times, as defined in the Amended Credit Facility and Amended Term Loan. The Company was above the minimum excess availability as defined in the Amended Credit Facility and Amended Term Loan throughout fiscal 2025.

On June 26, 2024, the Company entered into an amendment to the Amended Credit Facility with Wells Fargo. The amendment replaced the interest rate of CDOR plus a spread ranging from
1.5% - 2% depending on the Company’s excess availability levels for the interest rate of CORRA plus a CORRA adjustment ranging from 0.30% to 0.32% and a spread ranging from 1.5% - 2% depending on the Company’s excess availability levels.
On June 29, 2018, the Company secured a $12.5 million term loan with Crystal Financial LLC (dba SLR Credit Solutions) (“SLR”). On December 24, 2021, the Company entered into an Amended Term Loan with SLR. The Amended Term Loan extended the maturity date of the Company’s pre-existing
loan from October 2022 to
December 2026
. The Amended Term Loan is subordinated in lien priority to the Amended Credit Facility and bears interest at a rate of CORRA plus 7.75%. The Amended Term Loan also allows for periodic revisions of the annual interest rate to CORRA plus 7.00% or CORRA plus 6.75%
depending on the Company complying with certain financial covenants. The Company is required to maintain minimum excess availability at all times, as defined in the Amended Credit Facility and Amended Term Loan. The Amended Term Loan is required to be repaid upon maturity.
On June 26, 2024, the Company entered into an amendment to the Amended Term Loan with SLR. The amendment replaces the interest rate of CDOR plus 7.75% (or CDOR plus 7.00% or CDOR plus 6.75% depending on the Company complying with certain financial covenants) for the interest rate of CORRA plus a CORRA adjustment of 0.32% and 7.75% (or CORRA plus a CORRA adjustment of 0.32% plus 7.00% or CORRA plus a CORRA adjustment of 0.32% plus 6.75% depending on the Company complying with certain financial covenants).
The Company’s borrowing capacity under both its Amended Credit Facility and its Amended Term Loan is based upon the value of the Company’s inventory and accounts receivable, net of reserves and availability blocks, which is periodically assessed by its lenders and based upon these reviews the Company’s borrowing capacity could be significantly increased or decreased.
Both the Company’s Amended Credit Facility and its Amended Term Loan are subject to cross default provisions with all other loans pursuant to which if the Company is in default of any other loan, the Company will immediately be in default of both its Amended Credit Facility and its Amended Term Loan. In the event that minimum excess availability as defined in the Amended Credit Facility and Amended Term Loan is not maintained for more than two consecutive business days once during any fiscal month, this would be considered an event of default under the Company’s Amended Credit Facility and its Amended Term Loan, that provides the lenders the right to require the outstanding balances borrowed under the Company’s Amended Credit Facility and its Amended Term Loan become due immediately, which would result in cross defaults on the Company’s other borrowings. The Company expects to have minimum excess availability as defined in the Amended Credit Facility and Amended Term Loan for at least the next twelve months from the date of issuance of these financial statements.
The Company’s Amended Credit Facility and its Amended Term Loan also contain limitations on the Company’s ability to pay dividends, more specifically, among other limitations; the Company can pay dividends only at certain excess borrowing capacity thresholds. The Company is required to either i) maintain excess availability of at least 40% of the borrowing base in the month preceding payment or ii) maintain excess availably of at least 25% of the line cap and maintain a fixed charge coverage ratio of at least 1.10 to 1.00. Other than these financial covenants related to paying dividends, the terms of the Company’s Amended Credit Facility and its Amended Term Loan provide that no financial covenants are required to be met other than already described.
The Company’s lenders under its Amended Credit Facility and its Amended Term Loan may impose, at any time, discretionary reserves, which would lower the level of borrowing availability under its credit facilities (customary for asset-based loans), at their reasonable discretion, to: i) ensure that the Company maintains adequate liquidity for the operations of its business, ii) cover any deterioration in the value of the collateral, and iii) reflect impediments to the lenders to realize upon the collateral. There is no limit to the amount of discretionary reserves that the Company’s lenders may impose at their reasonable discretion. No discretionary reserves were imposed during fiscal year 2025 by the Company’s senior secured lenders.

The information concerning the Company’s bank indebtedness is as follows:

	Fiscal Year Ended
	March 29, 2025	March 30, 2024
	(In thousands)
Maximum borrowing outstanding during the year	$77,286	$69,051
Average outstanding balance during the year	$69,747	$61,507
Weighted average interest rate for the year	7.3%	7.8%
Effective interest rate at year-end	5.5%	7.7%
As security for the bank indebtedness, the Company has provided some of its lenders the following: (i) general assignment of all accounts receivable, other receivables and trademarks; (ii) general security agreements on all of the Company’s assets; (iii) insurance on physical assets in a minimum amount equivalent to the indebtedness, assigned to the lenders; (iv) a mortgage on moveable property (general) under the Civil Code
(Québec)
of $200.0 million; (v) lien on machinery, equipment and molds and dies; and (vi) a pledge of trademarks and stock of the Company’s subsidiaries.